Business combinations	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Business combinations	Business combinations
On July 18, 2023, PagSeguro Brazil acquired 90% of the share capital, in addition to the 10% previously acquired and obtained 100% of the shares of Netpos. Total consideration paid in cash amounted to R$32 million and was made in only one installment with the total net assets acquired at fair value amounting to R$16,069. Netpos main activity is the focused-on software solutions to improve the management of business in the information technology industry.
The purchase price allocation (“PPA”) considered the recognition of a customer portfolio with a fair value of R$1,367, non-compete agreement of R$1,154, software of R$22,208 and recognition of deferred income tax on allocations above, resulting in the recognition of goodwill of R$15,931. This goodwill is attributable to the workforce and the high profitability of the acquired business and will not be deductible for tax purposes.
The PPA was elaborated considering projections for the period of three years based on management’s budgets for Netpos and applying an inflation rate plus the estimated growth of GDP of services (fluctuating from 3.5% to 5% per year) to project future cash flows, with a discount based on the weighted average cost of capital (fluctuating from 16% to 16.5% per year).
This acquisition is in accordance with PagSeguro Group’s business strategies, ramping up investments on new technologies, products, and services for the Group’s digital ecosystem. The fair value of assets and liabilities acquired in 2023 was as follows:

December 31, 2023

Fair value recognized on acquisition
Cash and cash equivalents	4,567
Accounts receivable	1,409
Taxes recoverable	26
Other assets	472
Liabilities	(2,415)
Other payables (Dividends)	(4,311)
Deferred income tax and social contribution	(8,408)
Intangible assets:
Softwares	22,208
Customer portfolio	1,367
Non-compete agreement	1,154
Net identified assets acquired	16,069
Goodwill	15,931
Net assets acquired	32,000
Cash consideration	32,000
Dividends paid	3,880
Cash and cash equivalents acquired	(4,567)
Amount paid on acquisition, net of cash acquired	31,313